SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS LifeCompass 2040 Fund

The following changes are effective on or about July 8, 2013:

QS Investors, LLC (”QS Investors”) will no longer serve as subadvisor to the above-listed fund. All references to QS Investors are hereby deleted.

All disclosure and references in the fund’s prospectus to ”GTAA risk” are hereby deleted.

The following information replaces similar disclosure contained under the ”Management process” sub-section of the ”PRINCIPAL INVESTMENT STRATEGY” section within the fund’s summary prospectus:

Management process. The fund is managed using a target asset allocation (the current target asset allocation is approximately: 88% equity funds; and 12% fixed income funds). In making asset allocation decisions, the Advisor will take into consideration current or expected market conditions. The Advisor also has engaged Hewitt EnnisKnupp, Inc. (”Hewitt”), an investment consulting firm with a global reach, to provide the Advisor with a model asset allocation across asset classes selected by the Advisor, including equities, fixed income and alternative asset classes. The Advisor may or may not utilize the model asset allocation provided by Hewitt as an input in setting the fund’s target and actual asset allocations. Hewitt does not have advisory authority with regard to the fund and does not effect any portfolio transactions. The Advisor, not the fund, pays Hewitt.

The target asset allocation changes over time to become more conservative as the fund approaches its target date year (which is known as the fund’s ”glide path”) and will approach that of the DWS LifeCompass Retirement Fund (Retirement Fund) over time and, upon reaching the stated target year, will be similar to that of the Retirement Fund, at which point the fund may be combined with the Retirement Fund or another DWS fund offered at the time.

The target asset allocation may differ from the fund’s actual asset allocation. The Advisor regularly reviews and may adjust the fund’s asset allocation using a dynamic asset allocation risk-managed approach. In making asset allocation decisions, the Advisor will take into consideration current or expected market conditions.

To mitigate the risks associated with a particular fund or portfolio manager and increase diversification, no more than 40% of the overall allocation to equity will be invested in any one equity fund.

The underlying funds use a broad array of investment styles. The underlying funds can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, US government and agency bonds, mortgage- and asset-backed securities, money market instruments and others, and may also use various types of derivative instruments, including commodities-related derivatives. To a limited extent, the fund may invest in underlying funds in other asset classes, such as commodities, market neutral and others not generally considered equity or fixed income funds.

The following information replaces the existing disclosure under the ”MANAGEMENT” section of the fund’s summary prospectus:

MANAGEMENT

Investment Advisor

Deutsche Investment Management Americas Inc.

Portfolio Manager(s)
Pankaj Bhatnagar, PhD, Managing Director. Portfolio Manager of the fund. Joined the fund in 2013.

Louis Cucciniello, Managing Director. Portfolio Manager of the fund. Joined the fund in 2013.

Darwei Kung, Director. Portfolio Manager of the fund. Joined the fund in 2013.

Please Retain This Supplement for Future Reference

April 25, 2013 PROSTKR-240